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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 11, 1998

                          EXODUS COMMUNICATIONS, INC.
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            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
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                (State or other jurisdiction of incorporation)


        0-23795                                        77-0403076
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


2650 San Tomas Expressway, Santa Clara, California              95051
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(Address of principal executive offices)                      (Zip code)


                                (408) 346-2200
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             (Registrant's telephone number, including area code)

                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        On June 11, 1998, the Company issued a press release announcing that it intends to raise $200 million of gross proceeds through a private offering of its senior notes in an offering within the United States to qualified institutional buyers and outside the United States to non-U.S. persons. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)  Exhibits

        Exhibit Number          Exhibit
        --------------          -------

        99.1                    Press Release, dated June 11, 1998,
                                of Exodus Communications, Inc.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Exodus Communications, Inc.

Date:  June 11, 1998                    By:   /s/ Richard S. Stoltz
                                           -----------------------------
                                                  Richard S. Stoltz
                                            Chief Operating Officer and
                                              Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit
Number                          Description of Exhibit
-------                         ----------------------

99.1                    Press Release, dated June 11, 1998, of Exodus
                        Communications, Inc.